Exhibit 99.1
NEWS RELEASE
FOR IMMEDIATE RELEASE

Contact:	William P. Hornby, CPA whornby@century-bank.com

Phone:	781-393-4630

Fax:	781-393-4071
CENTURY BANCORP, INC. ANNOUNCES 15% EARNINGS GROWTH FOR 2008 AND
AN INCREASE IN ASSETS TO $1.8 BILLION; REGULAR DIVIDEND DECLARED.
Medford, MA, January 20, 2009—Century Bancorp, Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $2,811,000, or $0.51 per share diluted, for the fourth quarter ended December 31, 2008, an increase of 18.4% when compared to net income of $2,374,000, or $0.43 per share diluted, for the fourth quarter ended December 31, 2007. For the year ended December 31, 2008, net income totaled $9,046,000, or $1.63 per share diluted, an increase of 15.0% when compared to net income of $7,864,000, or $1.42 per share diluted, for 2007. The Company’s effective tax rate declined from 31.0% in 2007 to 20.0% in 2008 primarily as a result of an increase in tax-exempt interest income. Included in income for the year ended December 31, 2007 is the after-tax gain of $872,000 or $0.16 per share diluted, on the sale of the building which housed the Company’s previous location for a branch located in Medford Square.
Total assets increased 7.2% from $1.7 billion at December 31, 2007 to $1.8 billion at December 31, 2008.
Net interest income totaled $44.8 million for 2008 as compared to $39.2 million for 2007. The 14.2% increase in net interest income for the year is due to an increase of 35 basis points in the net interest margin, from 2.65% on a fully taxable equivalent basis in 2007 to 3.00% on the same basis for 2008.
At December 31, 2008, total equity was $120.5 million compared to $118.8 million at December 31, 2007. The Company’s equity increased as a result of earnings offset by an increase in accumulated other comprehensive loss, net of taxes, primarily as a result of the December 31, 2008 revaluation of pension assets and liabilities and dividends paid. The Company’s leverage ratio stood at 9.05% at December 31, 2008, compared to 9.56% at December 31, 2007. Book value as of December 31, 2008 was $21.76 per share compared to $21.43 at December 31, 2007.
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The Company’s allowance for loan losses was $11.1 million or 1.33% of loans outstanding at December 31, 2008, compared to $9.6 million, or 1.33% of loans outstanding at December 31, 2007. Non-performing assets totaled $3.7 million at December 31, 2008, compared to $1.8 million at December 31, 2007. Non-performing assets increased primarily as a result of an increase in consumer mortgages and small business loans on non-accrual.
The Company’s Board of Directors voted a regular quarterly dividend of 12.00 cents ($0.12) per share on the Company’s Class A common stock, and 6.00 cents ($0.06) per share on the Company’s Class B common stock. The dividends were declared payable February 17, 2009 to stockholders of record on February 2, 2009.
The Company, through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-three full-service branches in the Greater Boston area, offers a full range of Business, Personal and Institutional Services. During the fourth quarter of 2008, a branch was opened at 522 Main Street in Winchester, Massachusetts.
Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.
This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition (unaudited)
(in thousands)

	December 31,	December 31,
	2008	2007
Assets
Cash and Due From Banks	$61,195	$66,974
Federal Funds Sold and Interest-bearing Deposits In Other Banks	138,787	232,927

Securities Available-For-Sale (AFS)	495,585	388,104

Securities Held-to-Maturity	184,047	183,710

Federal Home Loan Bank of Boston stock, at cost	15,531	15,531

Loans:
Commercial & Industrial	141,373	117,332
Construction & Land Development	59,511	62,412
Commercial Real Estate	332,325	299,920
Residential Real Estate	194,644	168,204
Consumer and Other	9,258	9,798
Home Equity	98,954	68,585

Total Loans	836,065	726,251
Less: Allowance for Loan Losses	11,119	9,633

Net Loans	824,946	716,618

Bank Premises and Equipment	22,054	21,985
Accrued Interest Receivable	6,723	6,590
Goodwill	2,714	2,714
Core Deposit Intangible	1,283	1,671
Other Assets	48,701	43,457

Total Assets	$1,801,566	$1,680,281

Liabilities
Demand Deposits	$277,217	$289,526

Interest Bearing Deposits:
Savings and NOW Deposits	353,261	310,858
Money Market Accounts	308,177	234,099
Time Deposits	326,872	295,578

Total Interest Bearing	988,310	840,535

Total Deposits	1,265,527	1,130,061

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	112,510	85,990
Other Borrowed Funds	238,558	289,885

Total Borrowed Funds	351,068	375,875

Other Liabilities	28,385	19,456
Subordinated Debentures	36,083	36,083

Total Liabilities	1,681,063	1,561,475

Total Stockholders’ Equity	120,503	118,806

Total Liabilities & Stockholders’ Equity	$1,801,566	$1,680,281

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income (unaudited)
For the Quarter and Year Ended December 31, 2008 and 2007
(in thousands)

	Quarter Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Interest Income:
Loans	$12,576	$13,056	$49,303	$52,796
Securities Held-to-Maturity	2,075	2,020	8,265	9,065
Securities Available-for-Sale	5,613	3,920	20,312	14,478
Federal Funds Sold and Interest-bearing Deposits In Other Banks	306	1,485	2,813	6,669

Total Interest Income	20,570	20,481	80,693	83,008

Interest Expense:
Savings and NOW Deposits	1,409	1,819	6,005	6,712
Money Market Accounts	1,780	1,849	7,260	8,901
Time Deposits	2,402	3,377	9,744	15,640
Securities Sold Under Agreements to Repurchase	188	763	1,393	3,191
Other Borrowed Funds and Subordinated Debentures	2,859	2,570	11,512	9,361

Total Interest Expense	8,638	10,378	35,914	43,805

Net Interest Income	11,932	10,103	44,779	39,203

Provision For Loan Losses	1,450	600	4,425	1,500

Net Interest Income After Provision for Loan Losses	10,482	9,503	40,354	37,703

Other Operating Income
Service Charges on Deposit Accounts	2,149	1,949	8,190	7,579
Lockbox Fees	654	694	2,953	2,956
Net Gain on Sales of Investments	—	153	249	153
Write-down of Certain Investments to Fair Value	—	—	(76)	—
Gain on Sale of Building	—	117	—	1,438
Other Income	696	678	2,659	1,822

Total Other Operating Income	3,499	3,591	13,975	13,948

Operating Expenses
Salaries and Employee Benefits	6,572	5,962	25,615	24,543
Occupancy	1,093	993	4,246	3,852
Equipment	675	692	2,874	2,957
Other	2,510	2,118	10,293	8,903

Total Operating Expenses	10,850	9,765	43,028	40,255

Income Before Income Taxes	3,131	3,329	11,301	11,396

Income Tax Expense	320	955	2,255	3,532

Net Income	$2,811	$2,374	$9,046	$7,864

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition (unaudited)
(in thousands)

	December 31,	December 31,
	2008	2007
Assets
Cash and Due From Banks	$58,398	$57,553
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	114,262	131,900

Securities Available-For-Sale (AFS)	473,344	373,208
Securities Held-to-Maturity	193,584	248,338

Total Loans	775,337	725,903
Less: Allowance for Loan Losses	9,997	9,719

Net Loans	765,340	716,184

Unrealized Gain(Loss) on Securities AFS	(291)	(4,551)
Bank Premises and Equipment	22,393	22,869
Accrued Interest Receivable	7,061	7,110
Goodwill	2,714	2,714
Core Deposit Intangible	1,485	1,870
Other Assets	45,070	43,087

Total Assets	$1,683,360	$1,600,282

Liabilities
Demand Deposits	$267,966	$278,402

Interest Bearing Deposits:
Savings and NOW Deposits	369,687	314,961
Money Market Accounts	308,432	277,482
Time Deposits	273,925	335,972

Total Interest Bearing	952,044	928,415

Total Deposits	1,220,010	1,206,817

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	94,526	89,815
Other Borrowed Funds	189,660	132,452

Total Borrowed Funds	284,186	222,267

Other Liabilities	21,363	23,565
Subordinated Debentures	36,083	36,083

Total Liabilities	1,561,642	1,488,732

Total Stockholders’ Equity	121,718	111,550

Total Liabilities & Stockholders’ Equity	$1,683,360	$1,600,282

Total Average Earning Assets — QTD	$1,611,937	$1,453,529

Total Average Earning Assets — YTD	$1,556,527	$1,479,349

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information (unaudited)
(in thousands, except share data)

	December 31,	December 31,
	2008	2007
Performance Measures:

Earnings per average share, basic, quarter	$0.51	$0.43
Earnings per average share, diluted, quarter	$0.51	$0.43
Earnings per average share, basic, year	$1.63	$1.42
Earnings per average share, diluted, year	$1.63	$1.42
Return on average assets, year	0.54%	0.49%
Return on average stockholders’ equity, year	7.43%	7.05%
Net interest margin (taxable equivalent), quarter	3.16%	2.79%
Net interest margin (taxable equivalent), year	3.00%	2.65%
Efficiency ratio, year	70.6%	77.5%
Book value per share	$21.76	$21.43
Tangible book value per share	$21.04	$20.64
Tangible capital / tangible assets	6.48%	6.83%

Common Share Data:
Average shares outstanding, basic, quarter	5,539,043	5,543,804
Average shares outstanding, basic, year	5,541,983	5,542,461
Average shares outstanding, diluted, quarter	5,539,092	5,547,234
Average shares outstanding, diluted, year	5,543,702	5,546,707

Shares outstanding Class A	3,511,307	3,516,704
Shares outstanding Class B	2,027,100	2,027,100

Total shares outstanding at period end	5,538,407	5,543,804

Assets Quality and Other Data:

Allowance for loan losses / loans	1.33%	1.33%
Nonaccrual loans	$3,661	$1,312
Nonperforming assets	$3,661	$1,765
Loans 90 days past due and still accruing	$89	$122
Net charge-offs (recoveries), year	$2,939	$1,580

Leverage ratio	9.05%	9.56%
Tier 1 risk weighted capital ratio	15.30%	16.46%
Total risk weighted capital ratio	16.38%	17.51%
Total risk weighted assets	$1,026,429	$914,129